UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

FORM 8-K

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2013

AMERICAN CORDILLERA MINING CORPORATION

(Exact name of small business issuer as specified in its charter)

Commission File Number: 000-50738

Nevada	91-1959986
(State or jurisdiction of Incorporation or organization)	(I.R.S Employer I.D No.)

1314 S. Grand Blvd, Ste. 2-250, Spokane, WA 99202

(Address of principal executive offices)

(509) 744-8590
(Issuer’s telephone number)

___________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

ITEMS TO BE INCLUDED IN THIS REPORT

Item 1.01.  Entry into a Material Definitive Agreements.

On February 5, 2013, American Cordillera Mining Corporation (AMCOR) entered into a definitive joint venture agreement with Archean Star Resources Inc.  pertaining to 20 unpatented claims leased by AMCOR pursuant to a Mining Lease with Northern Adventures, LLC.  AMCOR assumed the rights in that Mining Lease from Northern Adventures, Inc. pursuant to the Asset Purchase Agreement dated December 28, 2013.  The claims cover the Monitor-Richmond-Copper Age mines which were historic producers between 1900 and 1920.  As part of the transaction, AMCOR received 500,000 shares of ASR common stock and will receive an additional 500,000 shares of ASR common stock on the second and third anniversaries of the agreement, subject to ASR going forward with the agreement after year one.  ASR will assume the obligations of the underlying lease agreement and pay a total upfront fee of $25,000 of which Fifty Percent was allocated to the property owner as a function of amending the royalty portion in the primary lease agreement.

Under the terms of the agreement ASR can earn up to 80% ownership interest in the property lease by expending $2,100,000 over a three year period, with a minimum expenditure of $700,000 in year one of the Agreement.  At such time as ASR expends $2.1 million in exploration and development it will earn an 80% ownership interest in the leasehold.  AMCOR’s interest shall be a Carried Interest until such time as a Bankable Feasibility Study has been produced or a Decision to Mine has been made.

Item 7.01.  Regulation FD Disclosure

On February 11, 2013, AMCOR issued a press release announcing a definitive option and joint venture agreement with Archean Star Resources, Inc.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Exhibits.  Financial Statements and Exhibits

(c)	Exhibits

10.1

Option and Joint Venture Agreement between AMCOR and Archean Star Resources, Inc. dated February 5, 2013

(incorporated hereto by reference to Form 8-K, Exhibit 10.1 filed with the Securities and Exchange commission on February 11, 2013, file number 000-50738)

99.1

Press Release issued February 11, 2013 by AMCOR (incorporated hereto by reference to Form 8-K, Exhibit 10.1 filed with the Securities and Exchange commission on February 11, 2013, file number 000-50738)*

* This exhibit is intended to be furnished and shall not be deemed "filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CORDILLERA MINING CORPORATION (Registrant)

Date: March 20, 2013	By:	/s/ Frank H. Blair
Frank H. Blair President and CEO